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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

     Date of Report (Date of Earliest Event Reported):    September 19, 2001
                                                       ------------------------

                                  KEANE, INC.
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            (Exact Name of Registrant as Specified in its Charter)

                                 Massachusetts
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                (State or Other Jurisdiction of Incorporation)

            001-7516                                 04-2437166
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    (Commission File Number)              (IRS Employer Identification No.)

Ten City Square, Boston, Massachusetts                           02129
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(Address of Principal Executive Offices)                       (Zip Code)

                                (617) 241-9200
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             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.   Other Events.
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     On September 19, 2001, Keane, Inc., a Massachusetts corporation (the
"Company"), announced that its Board of Directors has authorized the Company to repurchase up to 1,542,800 shares of its common stock over the next 12 months. Since May 1999, the Company has invested $108.9 million to repurchase an aggregate of 5,457,200 shares of its common stock under three separate authorizations. Keane's most recent repurchase authorization expired on July 23, 2001, with 1,542,800 shares of common stock remaining for repurchase.

     The repurchases may be made on the open market or in negotiated transactions, and the timing and amount of shares repurchased will be determined by the Company's management based on its evaluation of market and economic conditions and other factors. The Company reported that the repurchased shares will be available for use in connection with the Company's stock option plans, employee stock purchase and other stock benefit plans, and for general corporate purposes, including acquisitions.


     A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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     (a)  Financial Statements of Businesses Acquired.
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          Not applicable.

     (b)  Pro Forma Financial Information.
          -------------------------------

          Not applicable.

     (c)  Exhibits.
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          99.1  Press Release, dated September 19, 2001

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 19, 2001      REGISTRANT

                              KEANE, INC.

                              By:  /s/ John J. Leahy
                                   ---------------------------------------------
                                   John J. Leahy
                                   Senior Vice President -- Finance and
                                   Administration and Chief Financial Officer

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                                 EXHIBIT INDEX


Exhibit Number           Description
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99.1                     Press Release, dated September 19, 2001

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